UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2004

STRATAGENE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50786 (Commission File Number)	33-0683641 (IRS Employer Identification No.)

11011 North Torrey Pines Road, La Jolla, California (Address of Principal Executive Offices)	92037 (Zip Code)

Registrant’s telephone number, including area code: (858) 535-5400

(Former Name or Former Address, if Changed Since Last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by Stratagene Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 29, 2004, Stratagene’s Chief Operating Officer, Dr. Nicolas H. Roelofs, gave notice of his intention to resign effective December 31, 2004. Dr. Roelofs indicated his principal reason for leaving was to relocate to a new position which would allow him to spend more time with his family which currently resides in the San Francisco Bay Area. Stratagene is actively searching for a replacement and upon Dr. Roelofs’ departure from Stratagene, Dr. Roelofs’ responsibilities will be assumed by Stratagene’s Chief Executive Officer, Dr. Joseph A. Sorge.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATAGENE CORPORATION
Date: December 2, 2004	By:	/s/ REGINALD P. JONES
		Name:	Reginald P. Jones
		Title:	Senior Vice President and Chief Financial Officer